ANNUAL REPORT
--------------------------------------------------------------------------------

                                  Independence
                                   Equity Fund

                                DECEMBER 31, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                              PRICE WATERHOUSE LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The financial markets in 1997 were anything but dull. Bond investors enjoyed the benefits of a strong economy with no inflation. Stock investors were treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round began in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had bounced back, yet it and many markets remained edgy and more volatile as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

================================================================================

                BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                            Independence Equity Fund

                    Stock market's bull run continues in 1997
                           with heightened volatility

With the economy buoyant and interest rates and inflation low, stocks continued their long bull-market run throughout 1997. Just as in 1996, the market's charge was led for much of the year by the well-known mega-cap stocks. They lured investors with their strong and stable earnings growth. The group only retrenched in the third quarter after their stock prices soared to pricey levels, a stronger dollar cut into their overseas profits and small-company stocks looked relatively more attractive. Overall, the near-perfect economic environment pushed the major market indexes to historic highs through July. Beginning in August, however, volatility increased. Concerns grew that a slowing economy would curtail earnings growth and the winds of economic turmoil in Asia blew around the world and onto Wall Street, which suffered its largest-ever one-day point drop in late October. Although volatility soared as investors fretted about the effects of Asia's currency and financial problems on economic growth and corporate profits here, the market still managed to recover enough to turn in a surprisingly strong showing.

      For calendar year 1997, the Standard & Poor's 500 Stock Index, a broad measure of market performance, returned 33.36% including reinvested dividends. John Hancock Independence Equity Fund also posted a strong return, performing well on both an absolute and relative basis. For the year ended December 31, 1997, the Fund's Class A and Class B shares posted

"...the
market's charge was led...by
the well-known
mega-cap stocks."

[PHOTO]

[A 2 1/4" x 3 3/4" photo of Independence Equity Fund management team at bottom right. Caption reads: "Independence Equity Fund management team members (l-r):
Paul McManus, Jane Shigley, Jeff Saef, David Canavan and Coreen Kraysler."]

================================================================================

                  John Hancock Funds - Independence Equity Fund

"Financial stocks were
among the biggest
contributors to the
Fund's
performance."

total returns of 29.19% and 28.39%, respectively, at net asset value. By comparison, the average growth and income fund returned 27.14% for the same period, according to Lipper Analytical Services, Inc.(1) Longer-term performance information can be found on pages six and seven.

Finance and drug stocks outperform

Financial stocks were among the biggest contributors to the Fund's performance. The combination of falling interest rates, growing profits and heightened industry consolidations propelled such Fund holdings as Travelers, General Re, and Citicorp. We have continued to overweight the finance sector since the fundamentals remain attractive, but lately we've made several shifts. We've begun to place more emphasis on insurance companies, since their prices remain relatively attractive, while many bank stocks have risen to a point that they currently reflect the value of any potential mergers. What's more, we have become more focused on domestic names, such as Norwest, which do not have exposure to the Asian markets.

      We also scored with our health-care stocks throughout the year, especially the large drug companies, such as Merck and Warner-Lambert. Their fortunes continued to be boosted by the strong flow of new products, which have propelled revenues and earnings. Within the sector, our focus remains on the drug companies and the distribution companies such as Cardinal Health, while we avoided the problem-plagued HMO group. Our specialty retail stocks also served us well, especially industry leader Home Depot, whose stock price rose by 76% during the year as it maintained its clear market dominance and dependable growth.

Technology mixed; apparel drab

Technology was a treacherous sector to negotiate during the year. The real standouts were the large personal computer makers, such as Fund holding Compaq Computer, which benefited from the growth in personal computer demand. On the other hand, semiconductor companies, both large and specialty ones, were hit by competitive pricing pressures and Asia's meltdown. That resulted in disappointing performance from Intel. We continue to believe that it's a solid company for the long term, but the volatile price environment during the year held the sector back.

      Despite strong consumer confidence, apparel companies are still struggling with overcapacity, too much merchandise and a slowdown in orders. As a result, we sold some of our apparel holdings in the second half, such as Federated, Nine West and Nike, but kept our stake in Liz Claiborne.

[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) General Re 3.0% 2) PepsiCo. 2.9% 3) Merck 2.9%
4) Home Depot 2.7% 5) Cendant 2.7%. A footnote below reads "As a percentage of net assets on December 31, 1997."]

[Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment" the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Ford Motor Company" followed by an up arrow and the phrase "Increasing sales of high-profit sport utility vehicles". The second listing is "Southwest Airlines" followed by an up arrow and the phrase "Low-cost carrier sees further market expansion". The third listing is "Entergy" followed by a down arrow and the phrase "Electric utility experienced regulatory setbacks". Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                  John Hancock Funds - Independence Equity Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the year ended December 31, 1997." The chart is scaled in increments of 10% from top to bottom with 30% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 29.19% total return for John Hancock Independence Equity Fund: Class A. The second represents the 28.39% total return for John Hancock Independence Equity
Fund: Class B. The third represents the 27.14% total return for the average growth and income fund. Footnote below reads: "Total returns for John Hancock Independence Equity Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. (1) See the following two pages for historical performance information.]

Stock shifts

During the year, we sold or cut our positions in some stocks whose prices we felt had either gotten ahead of earnings expectations, such as specialty retailer Costco, or had reached full valuation levels, given their prospects for earnings growth. United Technologies, our largest holding six months ago, was a prime example. We sold some of that stake after the earnings estimates were revised downward to account for Asia's woes and the announced slowdown in jet engine orders by subsidiary Pratt & Whitney. With the cash, we added to our positions in companies whose prices we believed were too low for their earnings prospects. That included PepsiCo, whose sale of its restaurant divisions and return to its core bottling business bode well for its stock. We also increased our stake in Cendant (formerly HFS), which owns Avis and Century 21. We like the fact that it's a consolidator increasing its revenues through smart combinations of compatible industries. Finally, we shifted some assets within the telecommunications group from long-distance carrier GTE, whose earnings are slowing with growing capital expenditures, to local Bell Atlantic, which is benefiting from its recent merger with Nynex.

Outlook

As stock investors, we couldn't ask for a better economic environment, and that keeps our outlook positive for 1998. The economy, even if slowing, shows signs that it will continue to grow at a reasonable pace. At the same time, the interest-rate picture remains good, given tame inflation and a shrinking budget deficit. That said, we do not believe it is reasonable to expect the market to produce a fourth year of 20%-plus returns. Even though we said it a year ago and were proven wrong, we still believe investors would do well to scale back their expectations for 1998. Historically, the market has produced annual returns in the 8% to 10% range. What's more, we expect the volatile conditions of the fourth quarter to remain in place.

      No matter what the market does next, we will stick to our proven strategy of buying companies with attractive stock prices and improving earnings prospects. We remain focused on providing shareholders with above-average total returns by investing in a diversified stock portfolio that has a risk level comparable to that of the S&P 500.

"...investors would do
well to scale back their
expectations for 1998."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1)Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                  John Hancock Funds - Independence Equity Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Independence Equity Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1997

                                                         SINCE
                                     ONE     FIVE      INCEPTION
                                    YEAR    YEARS      (6/10/91)
                                    ----    -----      ---------

Cumulative Total Returns           22.73%  131.99%      174.76%
Average Annual Total Returns(1)    22.73%   18.33%       16.66%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1997

                                                      SINCE
                                    ONE               INCEPTION
                                   YEAR               (9/7/95)
                                   ----               --------

Cumulative Total Returns          23.39%              64.05%
Average Annual Total Returns(1)   23.39%              23.51%

Notes to Performance

(1) From September 1, 1995 through February 28, 1997, the Adviser limited the Fund's expenses to 1.30% and 2.00% for Class A and Class B shares, respectively, of the Fund's average daily net asset value. Prior to September 1, 1995, and the creation of Class B shares, the limitation of expenses was 0.70% of the Fund's daily net asset value. Without the limitation of expenses, the average annualized returns for the one-year period, five-year period and since inception for Class A shares would have been 22.71%, 17.65% and 15.86%, respectively.Without the limitation of expenses, the average annualized returns for the one-year period and since inception for Class B shares would have been 23.37% and 23.02%, respectively.

================================================================================

                  John Hancock Funds - Independence Equity Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Independence Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. Past performance is not indicative of future results.

Independence Equity Fund
Class A shares

[Line chart with the heading Independence Equity Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $29,471 as of December 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Independence Equity Fund, before sales charge, on June 10, 1991 and is equal to $28,922 as of December 31, 1997. The third line represents the Independence Equity Fund, after sales charge, and is equal to $27,476 as of December 31, 1997.]

Independence Equity Fund
Class B shares

[Line chart with the heading Independence Equity Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $18,114 as of December 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Independence Equity Fund, before sales charge, on September 7, 1995, and is equal to $16,705 as of December 31, 1997. The third line represents the value of the Independence Equity Fund, after sales charge, and is equal to $16,405 as of December 31, 1997.]

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks (cost - $194,022,079) .......................      $225,790,379
  Joint repurchase agreement (cost - $884,000) ..............           884,000
  Corporate savings account .................................             4,752
                                                                  -------------
                                                                    226,679,131
 Receivable for shares sold .................................           557,612
 Dividends and interest receivable ..........................           359,106
 Other assets ...............................................             2,771
                                                                  -------------
             Total Assets ...................................       227,598,620
             ------------------------------------------------------------------

Liabilities:
 Payable for investments purchased ..........................           137,685
 Payable for shares repurchased .............................            54,356
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ...................................            60,172
 Accounts payable and accrued expenses ......................           203,904
                                                                  -------------
             Total Liabilities ..............................           456,117
             ------------------------------------------------------------------

Net Assets:
 Capital paid-in ............................................       194,324,709
 Accumulated net realized gain on investments ...............         1,051,202
 Net unrealized appreciation of investments .................        31,768,811
 Distributions in excess of net investment income ...........            (2,219)
                                                                  -------------
             Net Assets .....................................      $227,142,503
             ==================================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of
  beneficial interest outstanding -
  unlimited number of shares authorized
  with no par value, respectively)
 Class A - $92,203,559/3,853,006 ............................            $23.93
 ===============================================================================
 Class B - $134,938,944/5,670,818 ...........................            $23.80
 ===============================================================================
Maximum Offering Price Per Share*
 Class A - ($23.93 x 105.26%) ...............................            $25.19
 ===============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1997
-----------------------------------------------

Investment Income:
 Dividends
  (net of foreign withholding taxes of $11,997) ..............       $2,702,460
 Interest ....................................................          276,613
                                                                  -------------
                                                                      2,979,073
                                                                  -------------
 Expenses:
   Investment management fee - Note B ........................        1,192,014
   Distribution and service fee - Note B
     Class A .................................................          192,783
     Class B .................................................          946,743
   Transfer agent fee - Note B ...............................          400,101
   Registration and filing fees ..............................           99,471
   Custodian fee .............................................           50,431
   Financial services fee - Note B ...........................           28,710
   Auditing fee ..............................................           19,000
   Printing ..................................................           13,741
   Trustees' fees ............................................            6,795
   Miscellaneous .............................................            4,831
   Legal fees ................................................            2,071
                                                                  -------------
             Total Expenses ..................................        2,956,691
             ------------------------------------------------------------------

             Less Expense Reductions -
              Note B .........................................          (30,674)
             ------------------------------------------------------------------

             Net Expenses ....................................        2,926,017
             ------------------------------------------------------------------

             Net Investment Income ...........................           53,056
             ------------------------------------------------------------------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold ........................      11,206,508
 Change in net unrealized appreciation/depreciation
  of investments ..............................................      25,810,786
                                                                  -------------

             Net Realized and Unrealized
             Gain on Investments ..............................      37,017,294
             ------------------------------------------------------------------

             Net Increase in Net Assets
             Resulting from Operations ........................     $37,070,350
             ==================================================================

                            SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                      PERIOD FROM        YEAR ENDED
                                                                                    YEAR ENDED       JUNE 1, 1996 TO    DECEMBER 31,
                                                                                   MAY 31, 1996    DECEMBER 31, 1996(1)    1997
                                                                                   ------------    --------------------    ----
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ....................................................          $224,281          $225,132            $53,056
  Net realized gain on investments sold ....................................        13,818,303         1,034,147         11,206,508
  Change in net unrealized appreciation/depreciation of investments ........        (9,915,169)        4,069,742         25,810,786
                                                                                  ------------      ------------       ------------
    Net Increase in Net Assets Resulting from Operations ...................         4,127,415         5,329,021         37,070,350
                                                                                  ------------      ------------       ------------
Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.2181,  $0.1414 and $0.0427 per share, respectively) ......          (468,688)         (167,880)           (99,081)
    Class B - ($0.0934,  $0.0456 and $0.0127 per share, respectively) ......           (13,068)          (55,164)           (41,909)
  Distributions from net realized gain on investments sold
    Class A - ($0.2907,  $0.2683 and $1.0977 per share, respectively) ......        (2,049,001)         (414,417)        (4,040,583)
    Class B - (none,  $0.2683 and $1.0977 per share, respectively) .........                --          (564,553)        (5,860,104)
                                                                                  ------------      ------------       ------------
      Total Distributions to Shareholders ..................................        (2,530,757)       (1,202,014)       (10,041,677)
                                                                                  ------------      ------------       ------------
From Fund Share Transactions - Net:* .......................................       (73,011,934)       39,344,533        126,639,255
                                                                                  ------------      ------------       ------------
Net Assets:
  Beginning of period ......................................................       101,418,291        30,003,035         73,474,575
                                                                                  ------------      ------------       ------------
  End of period (including undistributed net investment income of
  $6,442, $8,530 and distributions in excess of net investment
  income of $2,219, respectively) ..........................................       $30,003,015       $73,474,575       $227,142,503
                                                                                  ============      ============       ============

* Analysis of Fund Share Transactions:

                                                                                     PERIOD FROM
                                                       YEAR ENDED                  JUNE 1, 1996 TO                 YEAR ENDED
                                                      MAY 31, 1996              DECEMBER 31, 1996 (1)          DECEMBER 31, 1997
                                              ---------------------------     ------------------------     -------------------------
                                                  SHARES        AMOUNT          SHARES       AMOUNT         SHARES         AMOUNT
                                              ---------------------------     ------------------------     ------------------------
CLASS A
   Shares sold .............................      950,002   $  15,689,378     1,124,587   $ 20,898,365     2,917,766   $ 65,492,230
   Shares issued to shareholders in
   reinvestment of distributions ...........      176,962       2,504,943        27,332        526,305       159,427      3,773,395
                                              -----------   -------------     ---------   ------------     ---------   ------------
                                                1,126,964      18,194,321     1,151,919     21,424,670     3,077,193     69,265,625
   Less shares repurchased .................   (7,336,631)   (105,475,141)     (382,213)    (7,170,830)     (821,416)   (18,986,208)
                                              -----------   -------------     ---------   ------------     ---------   ------------
   Net increase (decrease) .................   (6,209,667)   ($87,280,820)      769,706   $ 14,253,840     2,255,777   $ 50,279,417
                                              ===========   =============     =========   ============     =========   ============
CLASS B **
   Shares sold .............................      904,689   $  15,323,273     1,443,084   $ 26,902,723     4,007,681   $ 87,926,902
   Shares issued to shareholders in
   reinvestment of distributions ...........        1,324          21,802        28,065        544,384       219,752      5,188,064
                                              -----------   -------------     ---------   ------------     ---------   ------------
                                                  906,013      15,345,075     1,471,149     27,447,107     4,227,433     93,114,966
   Less shares repurchased .................      (63,879)     (1,076,189)     (126,145)    (2,356,414)     (743,753)   (16,755,128)
                                              -----------   -------------     ---------   ------------     ---------   ------------
   Net increase (decrease) .................      842,134   $  14,268,886     1,345,004   $ 25,090,693     3,483,680   $ 76,359,838
                                              ===========   =============     =========   ============     =========   ============

** Class B shares commenced operations on September 7, 1995.
(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                                     PERIOD FROM
                                                                   YEAR ENDED MAY 31,                JUNE 1, 1996      YEAR ENDED
                                                     --------------------------------------------   TO DECEMBER 31,     DECEMBER
                                                       1993      1994         1995         1996         1996(9)         31, 1997
                                                     --------  --------     --------     --------   -------------   --------------

CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ............   $10.98    $12.16       $12.68       $14.41       $17.98          $19.42
                                                     --------  --------     --------     --------     --------        --------
   Net Investment Income ...........................     0.22      0.28(2)      0.32(2)      0.20(2)      0.13(2)         0.10(2)
   Net Realized and Unrealized Gain on
       Investments .................................     1.25      0.52         1.77         3.88         1.72            5.55
                                                     --------  --------     --------     --------     --------        --------
     Total from Investment Operations ..............     1.47      0.80         2.09         4.08         1.85            5.65
                                                     --------  --------     --------     --------     --------        --------
    Less Distributions:
     Dividends from Net Investment Income ..........    (0.23)    (0.23)       (0.28)       (0.22)       (0.14)          (0.04)
     Distributions from Net Realized Gain on
       Investments Sold ............................    (0.06)    (0.05)       (0.08)       (0.29)       (0.27)          (1.10)
                                                     --------  --------     --------     --------     --------        --------
       Total Distributions .........................    (0.29)    (0.28)       (0.36)       (0.51)       (0.41)          (1.14)
                                                     --------  --------     --------     --------     --------        --------
    Net Asset Value, End of Period .................   $12.16    $12.68       $14.41       $17.98       $19.42          $23.93
                                                     ========  ========     ========     ========     ========        ========
   Total Investment Return
     at Net Asset Value (3) ........................    13.58%     6.60%       16.98%       29.12%       10.33%(6)       29.19%
   Total Adjusted Investment Return
     at Net Asset Value (3,4) ......................    11.40%     6.15%       16.94%       28.47%       10.08%(6)       29.17%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ........  $12,488   $66,612     $101,418      $14,878      $31,013         $92,204
   Ratio of Expenses to Average Net Assets .........     0.76%     0.70%        0.70%        0.94%        1.30%(7)        1.42%
   Ratio of Adjusted Expenses to Average Net
     Assets (5) ....................................     2.94%     1.15%        0.74%        1.59%        1.73%(7)        1.44%
   Ratio of Net Investment Income to Average Net
     Assets ........................................     2.36%     2.20%        2.43%        1.55%        1.16%(7)        0.45%
   Ratio of Adjusted Net Investment Income to
      Average Net Assets (5) .......................     0.18%     1.75%        2.39%        0.90%        0.73%(7)        0.43%
   Portfolio Turnover Rate .........................       53%       43%          71%         157%          35%             62%
   Fee Reduction Per Share .........................    $0.20     $0.06(2)    $0.005(2)     $0.08(2)     $0.05(2)           --(2,10)
   Average Brokerage Commission Rate (8) ...........      N/A       N/A          N/A          N/A      $0.0326         $0.0440

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                 PERIOD FROM
                                                                             PERIOD ENDED      JUNE 1, 1996 TO        YEAR ENDED
                                                                            MAY 31, 1996(1)  DECEMBER 31, 1996(9)  DECEMBER 31, 1997
                                                                            ---------------  --------------------  -----------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .......................................      $15.25           $17.96           $19.41
                                                                                   --------         --------         --------
   Net Investment Income (Loss)(2) ............................................        0.09             0.05            (0.06)
   Net Realized and Unrealized Gain on Investments ............................        2.71             1.72             5.56
                                                                                   --------         --------         --------
       Total from Investment Operations .......................................        2.80             1.77             5.50
                                                                                   --------         --------         --------
   Less Distributions:
     Dividends from Net Investment Income .....................................       (0.09)           (0.05)           (0.01)
     Distributions from Net Realized Gain on Investments Sold .................          --            (0.27)           (1.10)
                                                                                   --------         --------         --------
       Total Distributions ....................................................       (0.09)           (0.32)           (1.11)
                                                                                   --------         --------         --------
   Net Asset Value, End of Period .............................................      $17.96           $19.41           $23.80
                                                                                   ========         ========         ========
   Total Investment Return at Net Asset Value (3) .............................       18.46%(6)         9.83%(6)        28.39%
   Total Adjusted Investment Return at Net Asset Value (3,4) ..................       17.59%(6)         9.58%(6)        28.37%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...................................     $15,125          $42,461         $134,939
   Ratio of Expenses to Average Net Assets ....................................        2.00%(7)         2.00%(7)         2.12%
   Ratio of Adjusted Expenses to Average Net Assets (5) .......................        3.21%(7)         2.43%(7)         2.14%
   Ratio of Net Investment Income (Loss) to Average Net Assets ................        0.78%(7)         0.45%(7)        (0.25%)
   Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (5) ...       (0.43%)(7)        0.02%(7)        (0.27%)
   Portfolio Turnover Rate ....................................................         157%              35%              62%
   Fee Reduction Per Share (2) ................................................       $0.13            $0.05               --(10)
   Average Brokerage Commission Rate (8) ......................................         N/A          $0.0326          $0.0440

(1)   Class B shares commenced operations on September 7, 1995.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(5)   Unreimbursed, without fee reduction.
(6)   Not annualized.
(7)   Annualized.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.
(10)  Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Equity Fund on December 31, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Aerospace (3.03%)
  Northrop Grumman Corp. .......................        13,200        $1,518,000
  Precision Castparts Corp. ....................         6,900           416,156
  Raytheon Co. .................................         2,308           113,837
  United Technologies Corp. ....................        66,300         4,827,469
                                                                    ------------
                                                                       6,875,462
                                                                    ------------
Automobile/Trucks (3.00%)
  Dana Corp. ...................................         6,000           285,000
  Ford Motor Co. ...............................        89,000         4,333,187
  General Motors Corp. .........................        36,200         2,194,625
                                                                    ------------
                                                                       6,812,812
                                                                    ------------
Banks - United States (6.52%)
  Bank of New York Co., Inc. ...................         5,900           341,094
  BankAmerica Corp. ............................        65,800         4,803,400
  Bankers Trust New York Corp. .................        17,800         2,001,387
  Citicorp .....................................        43,000         5,436,812
  Comerica, Inc. ...............................        13,100         1,182,275
  Norwest Corp. ................................        18,000           695,250
  State Street Corp. ...........................         6,100           354,944
                                                                    ------------
                                                                      14,815,162
                                                                    ------------
Beverages (2.93%)
  PepsiCo, Inc. ................................       182,500         6,649,844
                                                                    ------------
Building (0.54%)
  Masco Corp. ..................................        23,900         1,215,913
                                                                    ------------
Business Services - Misc. (0.14%)
  Dun & Bradstreet Corp. .......................        10,300           318,656
                                                                    ------------

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Chemicals (1.70%)
  Air Products & Chemicals, Inc. ..................      27,900       $2,294,775
  Millennium Chemicals, Inc. ......................      16,000          377,000
  Morton International, Inc. ......................      15,200          522,500
  Praxair, Inc. ...................................      14,700          661,500
                                                                    ------------
                                                                       3,855,775
                                                                    ------------
Computers (7.09%)
  Autodesk, Inc. ..................................      18,500          684,500
  Bay Networks, Inc.*  ............................      18,200          465,237
  Cadence Design Systems, Inc.* ...................      30,200          739,900
  Compaq Computer Corp.* ..........................      26,700        1,506,881
  Computer Associates International, Inc. .........      33,800        1,787,175
  Hewlett-Packard Co. .............................      49,700        3,106,250
  International Business Machines Corp. ...........      17,600        1,840,300
  Microsoft Corp.* ................................      33,100        4,278,175
  Parametric Technology Corp.* ....................       9,313          441,203
  PeopleSoft, Inc.* ...............................      32,400        1,263,600
                                                                    ------------
                                                                      16,113,221
                                                                    ------------
Cosmetics & Personal Care (1.06%)
  Dial Corp. (The) ................................      95,100        1,979,269
  Revlon, Inc. (Class A) * ........................      12,300          434,344
                                                                    ------------
                                                                       2,413,613
                                                                    ------------
Diversified Operations (4.05%)
  Allied Signal, Inc. .............................      40,200        1,565,288
  Corning, Inc. ...................................      40,900        1,518,412
  Du Pont (E.I.) De Nemours & Co. .................      41,700        2,504,606
  National Service Industries, Inc. ...............      13,500          669,094
  Tenneco, Inc. ...................................       6,500          256,750
  Textron, Inc. ...................................      43,100        2,693,750
                                                                    ------------
                                                                       9,207,900
                                                                    ------------
Electronics (5.55%)
  General Electric Co. ............................      78,500        5,759,937
  Honeywell, Inc. .................................      40,800        2,794,800
  Intel Corp. .....................................      24,900        1,749,225
  Linear Technology Corp. .........................      12,100          697,263
  Raychem Corp. ...................................      25,600        1,102,400
  Texas Instruments, Inc. .........................      11,100          499,500
                                                                    ------------
                                                                      12,603,125
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Finance (3.23%)
  Ahmanson (H.F.) & Co. ..........................       11,100         $743,006
  American Express Co. ...........................       15,400        1,374,450
  Household International, Inc. ..................        7,600          969,475
  MBNA Corp. .....................................       44,250        1,208,578
  Morgan Stanley, Dean Witter,
    Discover & Co. ...............................       51,500        3,044,938
                                                                    ------------
                                                                       7,340,447
                                                                    ------------
Food (1.58%)
  ConAgra, Inc. ..................................       58,000        1,903,125
  Quaker Oats Co. ................................       32,000        1,688,000
                                                                    ------------
                                                                       3,591,125
                                                                    ------------
Funeral Services & Related (0.13%)
  Service Corp. International ....................        7,800          288,113
                                                                    ------------
Instruments - Scientific (0.51%)
  Perkin-Elmer Corp. .............................       16,400        1,165,425
                                                                    ------------
Insurance (7.95%)
  American International Group, Inc. .............       15,800        1,718,250
  CIGNA Corp. ....................................        2,000          346,125
  Equitable Cos., Inc. (The) .....................       28,800        1,432,800
  General Re Corp. ...............................       31,800        6,741,600
  Hartford Financial Services
    Group, Inc. (The)  ...........................       18,900        1,768,331
  Marsh & McLennan Cos., Inc. ....................       32,400        2,415,825
  Travelers Group, Inc. ..........................       56,700        3,054,713
  Travelers Property Casualty Corp. ..............
    (Class A) ....................................       13,000          572,000
                                                                    ------------
                                                                      18,049,644
                                                                    ------------
Leisure (2.79%)
  Cendant Corp. ..................................      176,806        6,077,712
  Promus Hotel Corp.(new) ........................        6,290          264,180
                                                                    ------------
                                                                       6,341,892
                                                                    ------------
Machinery (0.59%)
  Cooper Industries, Inc. ........................       13,000          637,000
  Deere & Co. ....................................       11,900          693,919
                                                                    ------------
                                                                       1,330,919
                                                                    ------------
Medical (11.34%)
  Abbott Laboratories ............................       30,700        2,012,769
  Allegiance Corp. ...............................       26,000          921,374
  Becton, Dickinson & Co. ........................        9,400          470,000
  Bristol-Myers Squibb Co. .......................       42,200        3,993,175
  Cardinal Health, Inc. ..........................       31,700        2,381,462
  Glaxo Wellcome PLC American Depositary
    Receipts (ADR) (United Kingdom) ..............       20,700          991,012

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Medical (continued)
  Health Management Associates, Inc. .............
    (Class A)* ...................................       26,700         $674,175
  HEALTHSOUTH Corp.* .............................       80,500        2,233,875
  Johnson & Johnson ..............................       45,400        2,990,725
  Merck & Co., Inc. ..............................       62,000        6,587,500
  Schering-Plough Corp. ..........................       19,800        1,230,075
  Warner-Lambert Co. .............................       10,300        1,277,200
                                                                    ------------
                                                                      25,763,342
                                                                    ------------
Mortgage Banking (1.06%)
  Fannie Mae .....................................       42,000        2,396,625
                                                                    ------------
Office (3.03%)
  Avery Dennison Corp. ...........................       15,600          698,100
  Pitney Bowes, Inc. .............................       24,000        2,158,500
  Xerox Corp. ....................................       54,800        4,044,925
                                                                    ------------
                                                                       6,901,525
                                                                    ------------
Oil & Gas (10.11%)
  Anadarko Petroleum Corp. .......................       12,800          776,800
  Atlantic Richfield Co. .........................       10,000          801,250
  Baker Hughes, Inc. .............................       17,000          741,625
  British Petroleum Co. PLC (ADR)
    (United Kingdom) .............................       29,500        2,350,781
  Chevron Corp. ..................................       40,800        3,141,600
  Dresser Industries, Inc. .......................       27,500        1,153,281
  El Paso Natural Gas Co. ........................       14,000          931,000
  Exxon Corp. ....................................       25,500        1,560,281
  Imperial Oil Ltd. (Canada) .....................        7,400          473,137
  Mobil Corp. ....................................        6,800          490,875
  Phillips Petroleum Co. .........................       76,800        3,734,400
  Rowan Cos., Inc.* ..............................       14,000          427,000
  Schlumberger, Ltd. .............................       29,400        2,366,700
  Texaco, Inc. ...................................       30,300        1,647,563
  USX - Marathon Group ...........................       70,300        2,372,625
                                                                    ------------
                                                                      22,968,918
                                                                    ------------
Paper & Paper Products (0.57%)
  Fort James Corp. ...............................       17,300          661,725
  International Paper Co. ........................       14,700          633,938
                                                                    ------------
                                                                       1,295,663
                                                                    ------------
Retail (4.80%)
  Costco Cos., Inc.* .............................        7,400          330,225
  Home Depot, Inc. ...............................      104,550        6,155,381
  Lowe's Cos., Inc. ..............................       47,000        2,241,313
  Staples, Inc.* .................................       33,150          919,913

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Retail (continued)
  TJX Cos., Inc. .................................       19,400         $666,875
  Wal-Mart Stores, Inc. ..........................       14,900          587,619
                                                                    ------------
                                                                      10,901,326
                                                                    ------------
Soap & Cleaning Preparations (1.69%)
  Proctor & Gamble Co. (The) .....................       48,000        3,831,000
                                                                    ------------
Steel (0.25%)
  British Steel PLC (ADR)
     (United Kingdom)  ...........................       26,200          561,662
                                                                    ------------
Telecommunications (2.38%)
  Lucent Technologies, Inc. ......................       67,800        5,415,524
                                                                    ------------
Textile (0.73%)
  Liz Claiborne, Inc. ............................       23,000          961,688
  Tommy Hilfiger Corp.* ..........................       19,800          695,475
                                                                    ------------
                                                                       1,657,163
                                                                    ------------
Tobacco (1.34%)
  Philip Morris Cos., Inc. .......................       67,100        3,040,469
                                                                    ------------
Transport (1.84%)
  Burlington Northern Santa Fe ...................       15,200        1,412,650
  Norfolk Southern Corp. .........................       17,400          536,138
  Southwest Airlines Co. .........................       91,000        2,240,875
                                                                    ------------
                                                                       4,189,663
                                                                    ------------
Utilities (7.88%)
  Baltimore Gas & Electric Co. ...............           51,900        1,767,844
  Bell Atlantic Corp. ........................           60,600        5,514,600
  BellSouth Corp. ............................           12,700          715,169
  Consolidated Natural Gas Co. ...............           32,600        1,972,300
  Entergy Corp. ..............................           26,300          787,356
  Florida Progress Corp. .....................           29,000        1,138,250
  FPL Group, Inc. ............................           15,600          923,325
  GTE Corp. ..................................           50,600        2,643,850
  Houston Industries, Inc. ...................           22,200          592,463
  Montana Power Co. ..........................           18,500          588,531
  Texas Utilities Co. ........................           18,200          756,438
  US WEST Communications Group ...............           10,600          478,325
                                                                    ------------
                                                                      17,878,451
                                                                    ------------
                         TOTAL COMMON STOCKS
                         (Cost $194,022,079)             (99.41%)    225,790,379
                                                         -------    ------------

                                         INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                        RATE      (000s OMITTED)     VALUE
-------------------                        ----      --------------     -----

SHORT-TERM INVESTMENTS

Joint Repurchase Agreement (0.39%)
  Investment in a joint repurchase
  agreement transaction with HSBC
  Securities, Inc., Dated 12-31-97,
  Due 01-02-98 (Secured by U.S.
  Treasury Notes, 6.50% thru
  13.25%, Due 04-30-99 thru
  11-15-16) - Note A .................      6.60%        $884           $884,000
                                                                    ------------
CORPORATE SAVINGS ACCOUNT (0.00%)
  Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95% .................                                     4,752
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS                            (0.39%)          888,752
                                                      --------      ------------
     TOTAL INVESTMENTS                                 (99.80%)      226,679,131
                                                      --------      ------------
OTHER ASSETS AND LIABILITIES                            (0.20%)          463,372
                                                      --------      ------------
      TOTAL NET ASSETS                                (100.00%)     $227,142,503
                                                      ========      ============

*     Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Independence Equity Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Independence Equity Fund (the "Fund"), and John Hancock Special Value Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Independence Equity Fund

of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permits borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended December 31, 1997.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

      The Fund and the Adviser have a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), a wholly owned subsidiary of John Hancock Asset Management, under which the Sub-Adviser provides the Fund with investment research and portfolio management services. The Adviser pays the Sub-Adviser a quarterly fee at an annual rate of 55% of the investment management fee paid by the Fund to the Adviser for the preceding three months. The Fund is not responsible for payment of the Sub-Adviser's fee. For the period from July 1, 1995 through February 28, 1997, the Sub-Adviser waived its fee.

      The Adviser had agreed to limit Fund expenses to 1.30% and 2.00% attributable to Class A and Class B shares, respectively, of the Classes' average daily net assets though February 28, 1997. Accordingly, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $30,674.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31,1997, JH Funds received net sales of $842,977 with regard to sales of Class A shares. Out of this amount, $134,403 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $376,719 was paid as sales commissions to unrelated broker-dealers, and $331,855 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31,1997, the contingent deferred sales charges received by JH Funds amounted to $146,844.

      In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), a wholly owned

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Independence Equity Fund

subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are trustees and officers of the Adviser, and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1997, the Fund's investments to cover the defined compensation liability had unrealized appreciation of $520.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31,1997, aggregated $212,079,475 and $93,992,856, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended December 31,1997.

      The cost of investments owned at December 31,1997 (excluding the corporate savings account) for federal income tax purposes was $194,927,244. Gross unrealized appreciation and depreciation of investments aggregated $35,493,999 and $3,746,864, respectively, resulting in net unrealized appreciation of $31,747,135.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $842,302, a decrease in distributions in excess of net investment income of $77,185 and an increase in capital paid-in of $765,117. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                  John Hancock Funds - Independence Equity Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Independence Equity Fund and the Trustees of John Hancock Capital Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Independence Equity Fund (the "Fund") (a series of John Hancock Capital Series) at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
February 6, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended December 31, 1997.

      The Fund designated a distribution to shareholders of $3,771,764 as a long-term capital gain dividend, of which $2,228,495 is a 28% rate gain distribution and $1,543,269 is a 20% rate gain distribution. These amounts were reported on the 1997 U.S. Treasury Department Form 1099-DIV.

      With respect to the dividends paid by the Fund for the fiscal year ended December 31,1997, 39.50% of the dividends qualify for the corporate dividends received deduction.

======================================NOTES=====================================

                  John Hancock Funds - Independence Equity Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603             Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                     Permit No. 75
       INTERNET: www.jhancock.com/funds                       ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Independence Equity Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                           2500A  12/97
                                                                           2/98

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                     Special
                                   Value Fund

                                DECEMBER 31, 1997

                [LOGO] JOHN HANCOCK FUNDS
                       A Global Investment Management Firm

                    ---------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                    ---------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

      The financial markets in 1997 were anything but dull. Bond investors enjoyed the benefits of a strong economy with no inflation. Stock investors were treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances with relatively minor swings, the stock market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round began in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had bounced back, yet it and many markets remained edgy and more volatile as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

================================================================================

                    BY TIMOTHY KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock
                               Special Value Fund

                   Large-company stocks outperform small ones
                         in stock market's 1997 advance

The stock market produced spectacular returns for a third straight year, swept along on the favorable currents of a buoyant economy, falling interest rates and remarkably tame inflation. The result was greater-than-expected corporate earnings and rising stock prices, although not all companies shared equally in the bounty. The market had a decidedly two-tiered complexion, as the sun shone for much of 1997 on the biggest stocks, driving up the return of the Standard & Poor's 500 Stock Index to 33.36%. Investors were drawn to these companies' sizable and more predictable earnings. Overall, small-company stocks -- which are the Fund's main focus -- stayed in the shadows, except for a brief interlude in the third quarter, when they emerged amid concerns that the strong dollar was eroding the multinationals' profits. But their reign ended in late October, when the spreading Asian market tumult hit Wall Street with its largest one-day point drop ever, and pushed investors back into the safe-haven arms of larger companies. The U.S. market rebounded quickly, but investor confidence was shaken and volatility spiked through year end.

Performance review

Over the last 12 months, John Hancock Special Value Fund produced a strong absolute return. For the year ended December 31, 1997, the Fund's Class A and Class B shares posted total returns of 25.25% and 24.41%, respectively, at net asset value. That compared to the 27.14% return of the average growth and income fund.

"The stock market produced spectacular returns for a third straight year..."

[A 2 1/4" x 3 1/2" photo of the portfolio management team at bottom right. Caption reads: "Special Value Fund management team members (l - r):
Anurag Pandit, Tim Keefe and Ben Hock."]

================================================================================

                     John Hancock Funds - Special Value Fund

"Several of our top holdings were among our best performers."

We attribute the Fund's slight lag to its greater focus on small stocks than that of many of its growth and income peers.

      Several of our top holdings were among our best performers. Number one holding AmerUs Life Holdings, a consolidator in the life insurance industry, benefited from its takeover of insurer AMV. We bought AMV after its buyout was announced, as an inexpensive way to have access to AmerUs' growing earnings potential. We bought the preferred stock of our second-largest holding, Financial Security Assurance Holding (Salomon, Inc.-FSA), at a very compelling price, and it served us very well during the year. This insurer of municipal bonds benefited from falling interest rates and the growing number of municipal bonds coming to the market insured. It also reaped the rewards of the market's recognition of its stable, growing business. The potential for large-scale refinancings of municipal debt continues to bode well for the company.

Finance mixed

Overall, our financial group had its share of ups and downs. Executive Risk was a stellar performer in the specialty insurance area, focusing on several highly-defined niche markets while growing rapidly and intelligently. The stock of savings and loan Astoria Financial took off and we took profits, as it successfully grew earnings through consolidations within its New York-area market.

      Our bet in the consumer finance subsector proved troubling during the year, however, as we basically "round tripped" the sector. In the second quarter, we bought several of what we considered to be the best companies in the group at a point when their stocks were very attractive. Back then, the group had come under pressure with the perception of rising payment delinquencies and personal bankruptcies. After we bought them, the stocks climbed nicely throughout the third quarter. The sector had another setback, however, when one of its category leaders, which the Fund never owned, fell upon hard times. Its fate tainted the entire group and our holding in ContiFinancial. The Money Store and AMRESCO basically returned to the levels at which we bought them during the year. On top of that, another holding, FIRSTPLUS Financial, had its stock hit by concerns about accounting issues, but management's changes to the accounting methods subsequently reassured the market. Despite the sector's temporary woes, we not only held on, but also took advantage of the price weakness to increase our stake in ContiFinancial. We think the market has punished the sector more than it deserves and that the current valuation levels reflect the worst-case scenario, given the earnings growth potential that we believe still exists.

[Chart with the heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) AmerUs Life Holdings 3.7%; 2) Salomon, Inc. (FSA) 3.6%; 3) DECS Trust 3.2%; 4) Oak Industries 2.7%; 5) Daniel Industries 2.7%. A footnote below states: "As a percentage of net assets on December 31, 1997."]

[Table entitled "Scorecard" at bottom of left hand column. The header for the left hand column is "Investment"; the header for the right column is "Recent performance .. and what's behind the numbers." The first listing is AmerUs Life Holdings followed by an up arrow and the phrase "Favorable acquisition boosts stock." The second listing is "Executive Risk" followed by an up arrow and the phrase "Dominant player in specialty insurance." The third listing is "CalEnergy" followed by a down arrow and the phrase "Market fears utility company's Asian exposure." Footnote below states "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                     John Hancock Funds - Special Value Fund

[Page 5 Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1997." The chart is scaled in increments of 5% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 25.25% total return for John Hancock Special Value Fund: Class A. The second represents the 24.41% return for John Hancock Special Value Fund:
Class B. The third represents the 27.14% return for the average growth and income fund. The footnote below states: "Total returns for John Hancock Special Value Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. (1) See the following two pages for historical performance information."]

Buys and sells

As always, we continued to pursue our strategy of owning good, solid long-term companies that we could buy at prices not reflective of their true worth. We added auto insurer 20th Century Industries because we like the dynamics of the industry, given the decline in both auto repair and medical costs. We also bought several utility stocks, which disappointed in the near term. We were drawn to CalEnergy after its stock fell to very attractive valuation levels in the wake of the Asian turmoil, due to its exposure to the region. Unfortunately, we didn't buy at the bottom, and its stock price dropped another 20%. We don't believe we were wrong about the company's prospects, just early. New buy Calpine suffered an earnings disappointment because of a change in natural gas prices.

      Conversely, we sold our stake in companies where we believed the fundamentals of the business peaked along with stock prices. These included real estate company Trizec Hahn, commodity paper company Glatfelter and envelope company Mail-well. Mail-well's stock rose by 271% in the year, making it the New York Stock Exchange's number three performer and giving the Fund some of its best gains.

The year ahead

We remain optimistic about the prospects for small-company stocks in 1998. After lagging large-cap stocks for more than a year now, their prices remain very attractive compared to their larger brethren's. While market volatility will persist as events in Asia continue to unfold, we believe that investors will inevitably turn back to the smaller companies. Not only are they a good buy, but also they derive the bulk of their earnings at home, eliminating overseas currency and slowdown concerns. Whenever the turn comes, the move up could be swift, as often happens with the small-cap world. In any event, we'll keep applying our disciplined strategy to find good companies currently selling at prices that don't reflect their earnings potential. We believe that's the best way to capture the price gains and manage risk.

"We remain optimistic about the prospects for small-company stocks in 1998."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1)Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                     John Hancock Funds - Special Value Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Value Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1997
                                                       SINCE
                                         ONE         INCEPTION
                                         YEAR         (1/3/94)
                                   --------------  --------------
Cumulative Total Returns                18.99%         74.18%
Average Annual Total Returns (1)        18.99%         14.91%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1997
                                                       SINCE
                                         ONE         INCEPTION
                                         YEAR         (1/3/94)
                                   --------------  --------------
Cumulative Total Returns                19.41%         75.05%
Average Annual Total Returns (1)        19.41%         15.06%

Notes to Performance

(1) The Adviser has voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer fee and the 12b-1 fee), to the extent required to prevent expenses from exceeding 0.40% of the Fund's net asset value. Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class A shares would have been 18.39% and 13.37%, respectively. The average annualized total returns for the one-year period and the since inception for Class B shares would have been 18.81% and 13.52%, respectively.

================================================================================

                     John Hancock Funds - Special Value Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Special Value Fund would be worth, assuming all distributions were reinvested for the periods indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. Past performance is not indicative of future results.

[CHARTS OMITTED]

[Line chart with the heading Special Value Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $22,845 as of December 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, before sales charge, and is equal to $18,335 as of December 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, after sales charge, and is equal to $17,418 as of December 31, 1997.]

[Line chart with the heading Special Value Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $22,845 as of December 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Special Value Fund, before sales charge, on January 3, 1994, and is equal to $17,805 as of December 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, after sales charge, and is equal to $17,505 as of December 31, 1997.]

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1997

-----------------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common stocks (cost - $38,849,266) ......................................  $ 45,209,686
  Preferred stocks (cost - $3,565,183) ....................................     4,357,500
  Joint repurchase agreement (cost - $6,362,000) ..........................     6,362,000
  Corporate savings account ...............................................           551
                                                                             ------------
                                                                               55,929,737

 Receivable for shares sold ...............................................        82,932
 Dividends and interest receivable ........................................        26,541
 Receivable from John Hancock Advisers, Inc.
  and affiliates - Note B .................................................        11,811
 Deferred organization expenses - Note A ..................................        22,752
 Other assets .............................................................           699
                                                                             ------------
             Total Assets .................................................    56,074,472
             ----------------------------------------------------------------------------

Liabilities:
 Payable for shares repurchased ...........................................        52,537
 Accounts payable and accrued expenses ....................................        27,912
                                                                             ------------
             Total Liabilities ............................................        80,449
             ----------------------------------------------------------------------------

Net Assets:
 Capital paid-in ..........................................................    48,876,419
 Accumulated net realized loss on investments and
  foreign currency transactions ...........................................       (34,386)
 Net unrealized appreciation of investments ...............................     7,152,845
 Distributions in excess of net investment income .........................          (855)
                                                                             ------------
             Net Assets ...................................................  $ 55,994,023
             ============================================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial interest outstanding -
  unlimited number of shares authorized with no par value)
 Class A - $20,961,241/1,708,928 ..........................................        $12.27
 ========================================================================================
 Class B - $35,032,782/2,869,401 ..........................................        $12.21
 ========================================================================================
Maximum Offering Price Per Share*
 Class A - ($12.27 x 105.26%) .............................................        $12.92
 ========================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1997

-----------------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign withholding taxes of $4,357) ...................      $515,479
 Interest .................................................................       127,132
                                                                             ------------
                                                                                  642,611
                                                                             ------------
 Expenses:
   Investment management fee - Note B .....................................       308,999
   Distribution and service fee - Note B
     Class A ..............................................................        52,844
     Class B ..............................................................       265,281
   Transfer agent fee - Note B ............................................       128,930
   Custodian fee ..........................................................        45,089
   Registration and filing fees ...........................................        26,433
   Organization expense - Note A ..........................................        22,561
   Printing ...............................................................        11,171
   Financial services fee - Note B ........................................         7,999
   Auditing fee ...........................................................        12,300
   Trustees' fees .........................................................         3,026
   Miscellaneous ..........................................................         1,661
   Legal fees .............................................................           505
                                                                             ------------
             Total Expenses ...............................................       886,799
             ----------------------------------------------------------------------------

             Less Expense Reductions -
             Note B .......................................................      (263,172)
             ----------------------------------------------------------------------------

             Net Expenses .................................................       623,627
             ----------------------------------------------------------------------------

             Net Investment Income ........................................        18,984
             ----------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
 Net realized gain on investments sold ....................................     2,743,998
 Net realized loss on foreign currency transactions .......................          (733)
 Change in net unrealized appreciation/depreciation
   of investments .........................................................     5,495,186
                                                                             ------------
             Net Realized and Unrealized
             Gain on Investments ..........................................     8,238,451

             ----------------------------------------------------------------------------
             Net Increase in Net Assets
             Resulting from Operations ....................................    $8,257,435
             ============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                              --------------------------
                                                                                  1996           1997
                                                                              --------------------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...................................................      $312,838        $18,984
  Net realized gain on investments sold and foreign currency transactions..     4,332,628      2,743,265
  Change in net unrealized appreciation/depreciation of investments .......      (652,765)     5,495,186
                                                                              -----------    -----------
   Net Increase in Net Assets Resulting from Operations ...................     3,992,701      8,257,435
                                                                              -----------    -----------
Distributions to Shareholders:
  Dividends from net investment income
   Class A - ($0.1419 and $0.0321 per share, respectively)  ...............      (190,450)       (45,691)
   Class B - ($0.0658 and none per share, respectively) ...................      (122,533)            --
  Distributions from net realized gain on investments sold
   Class A - ($1.2413 and $0.6043 per share, respectively)  ...............    (1,697,467)      (969,735)
   Class B - ($1.2413 and $0.6043 per share, respectively)  ...............    (2,382,887)    (1,638,314)
                                                                              -----------    -----------
   Total Distributions to Shareholders ....................................    (4,393,337)    (2,653,740)
                                                                              -----------    -----------
From Fund Share Transactions-- Net* .......................................     8,511,666     12,440,562
                                                                              -----------    -----------
Net Assets:
  Beginning of period .....................................................    29,838,736     37,949,766
                                                                              -----------    -----------
  End of period (including distributions in excess of net investment income
   of $521 and $855, respectively) ........................................   $37,949,766    $55,994,023
                                                                              ===========    ===========

* Analysis of Fund Share Transactions:

                                                                                    YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------------
                                                                             1996                        1997
                                                                  --------------------------   --------------------------
                                                                     SHARES        AMOUNT        SHARES         AMOUNT
                                                                  -----------   ------------   -----------   ------------
CLASS A
  Shares sold ..................................................      949,766    $10,398,879       912,881    $11,525,980
  Shares issued to shareholders in reinvestment of distributions      175,933      1,796,295        80,006        955,849
                                                                  -----------   ------------   -----------   ------------
                                                                    1,125,699     12,195,174       992,887     12,481,829
  Less shares repurchased ......................................     (825,851)    (8,997,914)     (820,449)    (9,680,373)
                                                                  -----------   ------------   -----------   ------------
  Net increase .................................................      299,848     $3,197,260       172,438     $2,801,456
                                                                  ===========   ============   ===========   ============
CLASS B
  Shares sold ..................................................      716,837     $7,786,094     1,324,877    $16,869,969
  Shares issued to shareholders in reinvestment of distributions      206,399      2,101,655       116,538      1,394,961
                                                                  -----------   ------------   -----------   ------------
                                                                      923,236      9,887,749     1,441,415     18,264,930
  Less shares repurchased ......................................     (417,470)    (4,573,343)     (714,300)    (8,625,824)
                                                                  -----------   ------------   -----------   ------------
  Net increase .................................................      505,766     $5,314,406       727,115     $9,639,106
                                                                  ===========   ============   ===========   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED DECEMBER 31,
                                                                            ---------------------------------------------------
                                                                              1994(1)          1995        1996          1997
                                                                            ---------       ---------    ---------    ---------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................................      $8.50           $8.99       $10.39       $10.32
                                                                            ---------       ---------    ---------    ---------
  Net Investment Income (2) ..............................................       0.18            0.21         0.14         0.06
  Net Realized and Unrealized Gain on Investments ........................       0.48            1.60         1.17         2.52
                                                                            ---------       ---------    ---------    ---------
     Total from Investment Operations ....................................       0.66            1.81         1.31         2.58
                                                                            ---------       ---------    ---------    ---------
  Less Distributions:
   Dividends from Net Investment Income ..................................      (0.17)          (0.20)       (0.14)       (0.03)
   Distributions from Net Realized Gain on Investments Sold ..............         --           (0.21)       (1.24)       (0.60)
                                                                            ---------       ---------    ---------    ---------
     Total Distributions .................................................      (0.17)          (0.41)       (1.38)       (0.63)
                                                                            ---------       ---------    ---------    ---------
  Net Asset Value, End of Period .........................................      $8.99          $10.39       $10.32       $12.27
                                                                            =========       =========    =========    =========
   Total Investment Return at Net Asset Value (3) ........................       7.81%(4)       20.26%       12.91%       25.25%
   Total Adjusted Investment Return at Net Asset Value (3,5) .............       7.30%(4)       19.39%       12.20%       24.65%

Ratios and supplemental data
  Net Assets, End of Period (000s omitted) ...............................     $4,420         $12,845      $15,853      $20,961
  Ratio of Expenses to Average Net Assets ................................       0.99%(7)        0.98%        0.99%        0.99%
  Ratio of Adjusted Expenses to Average Net Assets (6) ...................       4.98%(7)        1.85%        1.70%        1.59%
  Ratio of Net Investment Income to Average Net Assets ...................       2.10%(7)        2.04%        1.31%        0.47%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (6)      (1.89%)(7)       1.17%        0.60%       (0.13%)
  Portfolio Turnover Rate ................................................        0.3%              9%          72%         140%
  Fee Reduction Per Share (2) ............................................      $0.34           $0.09        $0.08        $0.07
  Average Broker Commission Rate (8) .....................................        N/A             N/A      $0.0658      $0.0654

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED DECEMBER 31,
                                                                           -------------------------------------------------------
                                                                             1994(1)           1995           1996          1997
                                                                           ----------       ----------    ----------    ----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................................      $8.50            $9.00        $10.38        $10.31
                                                                           ----------       ----------    ----------    ----------
  Net Investment Income (Loss) (2) .......................................       0.13             0.12          0.07         (0.03)
  Net Realized and Unrealized Gain on Investments ........................       0.48             1.59          1.17          2.53
                                                                           ----------       ----------    ----------    ----------
     Total from Investment Operations ....................................       0.61             1.71          1.24          2.50
                                                                           ----------       ----------    ----------    ----------
  Less Distributions:
   Dividends from Net Investment Income ..................................      (0.11)           (0.12)        (0.07)           --
   Distributions from Net Realized Gain on Investments Sold ..............         --            (0.21)        (1.24)        (0.60)
                                                                           ----------       ----------    ----------    ----------
     Total Distributions .................................................      (0.11)           (0.33)        (1.31)        (0.60)
                                                                           ----------       ----------    ----------    ----------
  Net Asset Value, End of Period .........................................      $9.00           $10.38        $10.31        $12.21
                                                                           ==========       ==========    ==========    ==========
   Total Investment Return at Net Asset Value (3) ........................       7.15%(4)        19.11%        12.14%        24.41%
   Total Adjusted Investment Return at Net Asset Value (3,5) .............       6.64%(4)        18.24%        11.43%        23.81%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............................     $3,296          $16,994       $22,097       $35,033
  Ratio of Expenses to Average Net Assets ................................       1.72%(7)         1.73%         1.69%         1.69%
  Ratio of Adjusted Expenses to Average Net Assets (6) ...................       5.71%(7)         2.60%         2.40%         2.29%
  Ratio of Net Investment Income (Loss) to Average Net Assets ............       1.53%(7)         1.21%         0.62%        (0.24%)
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (6)      (2.46%)(7)        0.34%        (0.09%)       (0.84%)
  Portfolio Turnover Rate ................................................        0.3%               9%           72%          140%
  Fee Reduction Per Share (2) ............................................      $0.34            $0.09         $0.08         $0.07
  Average Broker Commission Rate (8) .....................................        N/A              N/A      $0.0658        $0.0654

(1) Class A and Class B shares commenced operations on January 3, 1994.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration expense reductions by the Adviser during the periods shown.
(6) Unreimbursed, without fee reduction.
(7) Annualized.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Value Fund on December 31, 1997. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

COMMON STOCKS
Advertising (1.51%)
  Princeton Video Image, Inc.* .....................      90,000        $843,750
                                                                      ----------
Aerospace (1.11%)
  AAR Corp. ........................................      16,000         620,000
                                                                      ----------
Agricultural Operations (2.74%)
  Scheid Vineyards Inc. (Class A)* .................       7,000          63,875
  Tejon Ranch Co. ..................................      60,500       1,470,906
                                                                      ----------
                                                                       1,534,781
                                                                      ----------
Banks - United States (1.65%)
  First Union Corp. ................................      18,000         922,500
                                                                      ----------
Building (1.43%)
  Coachmen Industries, Inc. ........................      37,000         797,812
                                                                      ----------
Business Services - Misc (0.47%)
  Securacom, Inc.* .................................       1,700          16,575
  Sensormatic Electronics Corp. ....................      15,000         246,563
                                                                      ----------
                                                                         263,138
                                                                      ----------
Chemicals (2.65%)
  Millennium Chemicals, Inc. .......................       6,285         148,090
  Solutia, Inc. * ..................................       5,000         133,437
  Sybron Chemicals, Inc.* ..........................      35,900       1,202,650
                                                                      ----------
                                                                       1,484,177
                                                                      ----------
Computers (4.36%)
  Advanced Digital Information Corp.* ..............      15,000         247,500
  Award Software International, Inc.* ..............      20,000         150,000
  Computer Sciences Corp.* .........................      10,000         835,000
  Creative Technology Ltd.* (Singapore) ............      20,000         440,000
  Data Dimensions, Inc.* ...........................       7,500         129,374
  OAO Technology Solutions, Inc.* ..................         900           8,325
  Quantum Corp.* ...................................      20,000         401,250


                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

Computers (continued)
  Symix Systems, Inc.* .............................      15,000        $232,500
                                                                      ----------
                                                                       2,443,949
                                                                      ----------
Consumer Products, Misc. (5.33%)
  Gibson Greetings, Inc.* ..........................      50,900       1,113,437
  Russ Berrie & Co., Inc. ..........................      54,300       1,425,375
  Samsonite Corp.* .................................      14,100         445,913
                                                                      ----------
                                                                       2,984,725
                                                                      ----------
Diversified Operations (1.71%)
  Viad Corp. .......................................      49,500         955,969
                                                                      ----------
Electronics (5.92%)
  DII Group, Inc.* .................................      26,400         719,400
  Oak Industries, Inc.* ............................      51,000       1,514,063
  Sanmina Corp. ....................................      13,398         907,714
  SCI Systems, Inc.* ...............................       4,000         174,250
                                                                      ----------
                                                                       3,315,427
                                                                      ----------
Energy (3.46%)
  CalEnergy Co., Inc*  .............................      26,000         747,500
  Calpine Corp.* ...................................      80,000       1,190,000
                                                                      ----------
                                                                       1,937,500
                                                                      ----------
Finance (8.97%)
  Ahmanson (H.F.) & Co. ............................       7,000         468,563
  AMRESCO, Inc.* ...................................      10,200         308,550
  ContiFinancial Corp.* ............................      42,300       1,065,431
  Core Cap, Inc. (r) ...............................      22,200         444,000
  FIRSTPLUS Financial Group, Inc.* .................      27,000       1,036,125
  GreenPoint Financial Corp. .......................      10,000         725,625
  MoneyGram Payment Systems, Inc.* ................       77,500         833,125
  Safeguard Scientifics, Inc.* ....................        4,500         141,188
                                                                      ----------
                                                                       5,022,607
                                                                      ----------
Food (0.93%)
  Authentic Specialty Foods, Inc.* ................       10,000         136,250
  Morrison Health Care, Inc. ......................       19,333         386,660
                                                                      ----------
                                                                         522,910
                                                                      ----------
Instruments - Scientific (0.78%)
  Millipore Corp. .................................       12,800         434,400
                                                                      ----------
Insurance (12.67%)
  Allmerica Financial Corp. .......................       18,500         923,844
  AmerUs Life Holdings, Inc. (Class A) ............       56,482       2,082,759

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

Insurance (continued)
  CMAC Investment Corp. ...........................       24,000      $1,449,000
  ESG Re Ltd.* (Bermuda) ..........................        3,900          91,650
  Executive Risk, Inc. ............................       15,000       1,047,187
  Frontier Insurance Group, Inc. ..................       17,500         400,313
  HCC Insurance Holdings, Inc. ....................       10,200         216,750
  Penn-America Group, Inc. ........................        4,100          84,050
  20th Century Industries .........................       30,800         800,800
                                                                      ----------
                                                                       7,096,353
                                                                      ----------
Leisure (2.12%)
  Circus Circus Enterprises, Inc.* ................       10,000         205,000
  Equity Marketing, Inc.* .........................       23,900         597,500
  Galileo International, Inc. .....................       14,100         389,513
                                                                      ----------
                                                                       1,192,013
                                                                      ----------
Linen Supply & Related (1.82%)
  Angelica Corp. ..................................       45,000       1,018,125
                                                                      ----------
Media (1.29%)
  Central Newspapers, Inc. (Class A) ..............        5,200         384,475
  Holdingmaatschappij De Telegraaf
    (Netherlands) .................................       18,000         339,181
                                                                      ----------
                                                                         723,656
                                                                      ----------
Mortgage Banking (1.31%)
  Money Store, Inc. (The) .........................       35,000         735,000
                                                                      ----------
Oil & Gas (4.52%)
  Daniel Industries, Inc. .........................       78,300       1,507,275
  Parker Drilling Co.* ............................       74,200         904,312
  Triton Energy Ltd.*  ............................        4,000         116,750
                                                                      ----------
                                                                       2,528,337
                                                                      ----------
Pollution Control (0.69%)
  Philip Services Corp.* (Canada) .................       27,000         388,125
                                                                      ----------
Retail (6.47%)
  Darden Restaurants, Inc. ........................       25,000         312,500
  Dominick's Supermarkets, Inc.* ..................       33,000       1,204,500
  Ruddick Corp. ...................................       80,000       1,395,000
  Savoir Technology Group, Inc.* ..................       30,000         311,250
  SED International Holdings, Inc.* ...............       35,300         397,125
                                                                      ----------
                                                                       3,620,375
                                                                      ----------
Telecommunications (6.02%)
  Cable Design Technologies* ......................        9,000         349,875
  EIS International, Inc.* ........................      158,700         872,850
  MCI Communications Corp. ........................        4,500         192,656
  RCN Corp.* ......................................       25,000         856,250
  U.S. West Media Group* ..........................       18,000         519,750

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

Telecommunications (continued)
  360 Communications Co.* .........................       28,600        $577,363
                                                                      ----------
                                                                       3,368,744
                                                                      ----------
Transport (0.81%)
  Northwest Airlines Corp. (Class A)* ...........        2,500           119,688
  Teekay Shipping Corp. .........................       10,000           335,625
                                                                      ----------
                                                                         455,313
                                                                      ----------
                              TOTAL COMMON STOCK
                               (Cost $38,849,266)       (80.74%)      45,209,686
                                                       -------        ----------
PREFERRED STOCK
Broker Services (3.57%)
  Salomon Inc. 7.625%, Ser FSA ..................       50,000         2,000,000
                                                                      ----------
Finance (0.99%)
  Core Cap, Inc. 10%, Ser A/I (r) ...............       22,200           555,000
                                                                      ----------
Tobacco (3.22%)
  DECS Trust, 8.50% .............................       70,000         1,802,500
                                                                      ----------
                           TOTAL PREFERRED STOCK
                                (Cost $3,565,183)        (7.78%)       4,357,500
                                                       -------        ----------

                                        INTEREST      PAR VALUE
                                          RATE      (000s OMITTED)
                                        --------    --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (11.37%)
 Investment in a joint repurchase
 agreement transaction with HSBC
 Securities, Inc. - Dated 12-31-97,
 Due 01-02-97 (Secured by U.S.
 Treasury Bonds, 7.25% thru 13.25%
 Due 11-15-08 thru 11-15-16, and
 U.S. Treasury Note 6.50%
 Due 04-30-99) - Note A .............      6.60%        $6,362         6,362,000
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Special Value Fund

                                                  PAR VALUE        MARKET
ISSUER, DESCRIPTION                             (000S OMITTED)      VALUE
-------------------                             --------------      -----

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95% ....................                                   $551
                                                                     -----------
     TOTAL SHORT-TERM INVESTMENTS                       (11.37%)       6,362,551
                                                     ---------       -----------
                TOTAL INVESTMENTS                       (99.89%)      55,929,737
                                                     ---------       -----------
OTHER ASSETS AND LIABILITIES, NET                        (0.11%)          64,286
                                                     ---------       -----------
                 TOTAL NET ASSETS                      (100.00%)     $55,994,023
                                                     =========       ===========
* Non-income producing security

(r) The security listed below is a direct placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on this restricted security is as follows:

                                                                Market Value
                                                               As a Percentage        Market Value
                              Acquisition     Acquisition          of Funds          at December 31
                                 Date            Cost             Net Assets              1997
                                 ----            ----             ----------              ----
Core Cap, Inc. (Common)        10-31-97       $444,000               0.79%              $444,000
Core Cap, Inc. (Preferred)     10-31-97        555,000               0.99%               555,000

The Percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Special Value Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Special Value Fund (the "Fund"), and John Hancock Independence Equity. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek capital appreciation with income as a secondary consideration by investing primarily in equity securities that are comparatively undervalued and are out of favor.

  The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

  Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

  The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Special Value Fund

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Advisor in an unsecured line of credit with banks which permits borrowings of up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended December 31, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M. London time on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.


  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.70% of the Fund's average daily net asset value.

  The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.40% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $263,172 for the year ended December 31, 1997. The Adviser reserves the right to terminate this limitation in the future.

  The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $122,064. Out of this amount, $18,087 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $65,511 was paid as sales commissions to unrelated broker-dealers and $38,466 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo") is the indirect sole shareholder of Distributors.

  Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Special Value Fund

distribution-related services to the Fund in connection with the sale of Class B shares. For the year ended December 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $75,235.

  In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

  The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays Signature Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

  The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

  Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $108.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1997, aggregated $63,221,079 and $57,980,547, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended December 31, 1997.

  The cost of investments owned at December 31, 1997 (excluding the corporate savings account), for federal income tax purposes was $48,827,334. Gross unrealized appreciation and depreciation of investments aggregated $10,063,582 and $2,961,730, respectively, resulting in net unrealized appreciation of $7,101,852.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the period ended December 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $439,002, a decrease in distributions in excess of net investment income of $26,373 and an increase in capital paid-in of $412,629. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to net foreign currency transactions and certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                     John Hancock Funds - Special Value Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Capital Series,
John Hancock Special Value Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Special Value Fund (the "Fund"), one of the portfolios constituting John Hancock Capital Series, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Special Value Fund portfolio of John Hancock Capital Series at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from January 3, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended December 31, 1997.

  The Fund designated distributions to shareholders of $747,207 as long-term capital gain dividend. $269,400 of this capital gain distribution is subject to the 28% tax, and $477,807 is subject to the 20% tax. Shareholders were mailed a U.S. Treasury Department Form 1099-DIV in January 1998 representing their proportionate share.

  With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1997, 20.55% of the dividends qualify for the corporate dividends received deductions.

======================================NOTES=====================================

                     John Hancock Funds - Special Value Fund

================================================================================

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